MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2009, AS SUPPLEMENTED ON
AUGUST 18, 2009, NOVEMBER 13, 2009, and APRIL 1, 2010

The date of this Supplement is April 9, 2010.

The following changes are made in the prospectuses of the Class S Shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 Shares (the “Class Y Shares Prospectus”) of MGI Funds:

1.           The information related to INTECH Investment Management LLC (“INTECH”) located on page 28 (continuing onto page 29) of the Class S Shares Prospectus and on page 29 (continuing onto page 30) the Class Y Shares Prospectus, is deleted in its entirety.

2.           The following information relating to the MGI US Large Cap Growth Equity Fund is added immediately following the “Principal Investment Strategies of the Fund” paragraphs, located on page 51 of the Class S Shares Prospectus and page 52 of the Class Y Shares Prospectus:

The Subadvisors

Atlanta Capital Management Company, LLC (“Atlanta Capital”), located at Two Midtown Plaza, 1349 West Peachtree St., Suite 1600, Atlanta, Georgia  30309 serves as a subadvisor to the Fund.  Atlanta Capital is a majority-owned subsidiary of Eaton Vance Acquisitions, a wholly owned subsidiary of Eaton Vance Corp.  Eaton Vance Corp. is a Maryland corporation and publicly held holding company.

Messrs. William R. Hackney, III, CFA, Richard B. England, CFA, and Paul J. Marshall, CFA, are primarily responsible for the day-to-day management of Atlanta Capital’s allocated portion of the Fund.  Mr. Hackney, Managing Partner and member of the investment policy and management committees, has primary responsibilities in equity portfolio management.  Mr. Hackney joined Atlanta Capital in 1995.  Mr. England, Managing Director – Growth Equities, serves as a member of the investment policy and management committees and as portfolio manager for growth equity portfolios.  Mr. England joined Atlanta Capital in 2004.  Mr. Marshall, Vice President, is a member of the growth equities portfolio management team.  Mr. Marshall joined Atlanta Capital  in 2000.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Atlanta Capital primarily invests in quality large cap growth companies with a demonstrated record of consistent earnings growth.  Atlanta
Capital evaluates a company’s financial quality by analysis of the company’s financial statements and the use of “financial quality ratings” provided by nationally recognized rating services.  Quality companies included in the investable universe have five or more years of operating history, a market cap that ranks in the top 1000 US listed companies, and predicted long-term earnings growth above the S&P 500. Atlanta Capital’s research staff follows a bottom-up, fundamental approach that evaluates a company’s financial trends, products and services, industry conditions, business model, and quality of the management team.  Atlanta Capital analysts and/or portfolio managers meet periodically with management teams, competitors and suppliers to validate financial forecasts, the durability of competitive advantages and future growth potential.

The portfolio management team uses recommendations from the research analysts to assemble a diversified portfolio of 45 to 55 quality large cap growth stocks that represent the best combination of earnings growth and price valuation.  While their principal focus is on fundamental company research, the portfolio managers also consider various macro-economic variables and judgments about how individual industries and sectors are likely to perform.    Economic sectors and industries in Atlanta Capital’s allocated portion of the Fund’s portfolio may be overweighted or underweighted versus the S&P 500 Index.  Atlanta Capital may sell a security when its fundamentals deteriorate or when its valuation is no longer attractive relative to its long-term growth rate.  Atlanta Capital seeks to manage investment risk within its allocated portion of the Fund’s portfolio through diversification of industries and sectors and Atlanta Capital’s emphasis on quality companies with sustainable earnings growth.

Neuberger Berman Management LLC (“Neuberger Berman”), located at 605 Third Avenue, New York, New York 10158 serves as a subadvisor to the Fund.   Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Holdings LLC, which is a wholly owned subsidiary of Neuberger Berman Group LLC.  Neuberger Berman Group LLC is an employee-owned independent company.

Messrs. Daniel Rosenblatt, John J. Barker, Daniel J. Fletcher, CFA and Lawrence K. Fisher are primarily responsible for the day-to-day management of Neuberger Berman’s allocated portion of the Fund.  Mr. Rosenblatt is Managing Director and Portfolio Manager on the Large Cap Disciplined Growth Team.  Mr. Rosenblatt joined Neuberger Berman in 1990.  Mr. Barker is Managing Director and Portfolio Manager on the Large Cap Disciplined Growth Team.  Mr. Barker joined Neuberger Berman in 1994.  Mr. Fletcher is Managing Director and Portfolio Manager on the Large Cap Disciplined Growth Team.  Mr. Fletcher joined Neuberger Berman in 2004.   Mr. Fisher is Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team.  Mr. Fisher joined Neuberger Berman in 1998.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection.

Neuberger Berman employs a disciplined investment strategy when selecting growth stocks of large companies.  Using fundamental research and a catalyst-driven approach, Neuberger Berman seeks to purchase securities of what the Subadvisor believes are high-quality, dynamic companies that exhibit acceleration in key growth metrics, such as earnings per share, driven by an identifiable catalyst and that are selling at valuations that Neuberger Berman believes offer the potential for protection from price declines.

Neuberger Berman’s investment approach involves examining companies for the presence of potential catalysts, and targeting companies undergoing positive fundamental change.  Among others, potential catalysts may include new product development, management changes, demographic shifts, regulatory changes, or mergers, acquisitions, and corporate reorganizations.  Neuberger Berman then analyzes the significance of the particular catalyst to determine whether the company demonstrates the requisite qualities to be included in the Fund’s investment portfolio, such as companies with rational valuations.  Neuberger Berman seeks to reduce risk by diversifying across companies, sectors, and industries.

In pursuing a disciplined selling strategy, Neuberger Berman, based on observed or expected deceleration, will sell a stock held by the Fund when an anticipated catalyst does not occur, a catalyst’s impact is below expectations, the fundamental conditions for a company or industry deteriorate, more attractive investment opportunities are available at better valuation levels, Neuberger Berman believes the stock has become fully valued, or the stock grows too large relative to the remainder of the Subadvisor’s allocated portion of the Fund’s portfolio.  As part of its investment process, Neuberger Berman identifies stocks that are down from cost or down from a 52 week high, and automatically reevaluates the stocks to determine whether the stocks continue to exhibit the characteristics necessary for investment.

MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2009, AS REVISED FEBRUARY 9, 2010

The date of this Supplement is April 9, 2010.

The following changes are made in the Statement of Additional Information (the “SAI”) of MGI Funds (the “Trust”):

1.           In the section entitled “Subadvisors and Portfolio Managers,” the information relating to INTECH Investment Management LLC (“INTECH”) located on page 35 is deleted and replaced with the following:

Atlanta Capital Management Company. (“Atlanta Capital”), Two Midtown Plaza, 1349 West Peachtree St., Suite 1600, Atlanta, Georgia  30309, serves as a subadvisor to the MGI US Large Cap Growth Equity Fund.  Atlanta Capital is a majority-owned subsidiary of Eaton Vance Acquisitions, a wholly owned subsidiary of Eaton Vance Corp.  Eaton Vance Corp. is a Maryland corporation and publicly held holding company.

Neuberger Berman Management LLC (“Neuberger Berman”), 605 Third Avenue, New York, New York 10158 serves as a subadvisor to the MGI US Large Cap Growth Equity Fund.  Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Holdings LLC, which is a wholly owned subsidiary of Neuberger Berman Group LLC.  The directors, officers, and/or employees of Neuberger Berman, who are deemed “control persons,” all of whom have addresses at the same address as Neuberger Berman, are Kevin Handwerker, Joseph Amato, and Robert Conti.  Neuberger Berman Group is an employee-owned independent company, with minority interests owned by Lehman Brothers Holdings Inc. (“LBHI”) and certain affiliates of LBHI.

2.           The proxy voting policies and procedures of INTECH on page B-4 are deleted and replaced with the proxy voting policies and procedures of Atlanta Capital and Neuberger Berman.

ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING POLICIES

I.  Introduction

Atlanta Capital Management Company, LLC (“Atlanta Capital”) has adopted and implemented policies (and the procedures into which they are incorporated) that Atlanta Capital believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Atlanta Capital’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Atlanta Capital’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the SEC requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Atlanta Capital manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, Atlanta Capital seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally performed by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Atlanta Capital has adopted the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of the company’s shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, Atlanta Capital takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters, which are not expected to have a significant economic impact on a company or its shareholders (on which Atlanta Capital will routinely vote with management), Atlanta Capital will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when Atlanta Capital believes the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of Atlanta Capital’s clients) may seek insight from Atlanta Capital’s analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines, rather than hard and fast rules, simply because corporate governance issues are so varied.

III.  Risk Metrics Group

In order to facilitate this proxy voting process, Atlanta Capital has retained Risk Metrics Group (“RMG”) to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for the appropriate management of a client account. RMG is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, RMG delivers to Atlanta Capital voting reports that reflect voting activities for Atlanta Capital’s clients, enabling the clients to monitor voting activities performed by Atlanta Capital.

IV.  ProxyEdge (Broadridge “BR”)

In addition, Atlanta Capital has retained ProxyEdge (“BR”) to assist the firm with vote execution, and the recordkeeping necessary for the appropriate management of a client account.  ProxyEdge is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. Wrap clients may view generic large cap, small cap and SMID cap voting reports at www.atlcap.com.

V.  Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, Atlanta Capital will utilize these guidelines when voting proxies on behalf of its clients.

A.  Election of Board of Directors

Atlanta Capital believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, Atlanta Capital believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

•	Atlanta Capital will support the election of directors that result in a Board made up of a majority of independent directors.
•	Atlanta Capital will support the election of independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.
•
Atlanta Capital will hold all directors accountable for the actions of the Board’s committees. For example, Atlanta Capital will consider withholding votes for 2 nominees who have recently approved compensation arrangements that Atlanta Capital deems excessive or proposed equity-based compensation plans that unduly dilute the ownership interests of shareholders.

•	Atlanta Capital will support efforts to declassify existing Boards, and will vote against efforts by companies to adopt classified Board structures.
•	Atlanta Capital will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.  Approval of Independent Auditors

Atlanta Capital believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as the services are consistent with the requirements of the Sarbanes-Oxley Act  of 2002 and, if required, have been approved by an independent audit committee. Atlanta Capital will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

C.   Executive Compensation

Atlanta Capital believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, Atlanta Capital is opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.

•
Atlanta Capital will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

•	Atlanta Capital will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on client shareholdings, Atlanta Capital considers other factors, such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, members of senior management, to determine when or if it may be appropriate to exceed these guidelines.

•     Atlanta Capital will typically vote against plans that have any of the following structural features:

o      Ability to re-price underwater options without shareholder approval.
o      The unrestricted ability to issue options with an exercise price below the stock’s current market price.
o      Automatic share replenishment (“evergreen”) feature.

•	Atlanta Capital is supportive of measures intended to increase long-term stock ownership by executives. These may include:

o      Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).
o      Using restricted stock grants instead of options.

o	Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

•
Atlanta Capital will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company’s executive compensation plan, Atlanta Capital will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, Atlanta Capital opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

•
Because a classified board structure prevents shareholders from electing a full slate of directors annually, Atlanta Capital will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

•	Atlanta Capital will vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.
•	Atlanta Capital will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
•
Atlanta Capital will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued when used as an anti-takeover device. However, such “blank check” preferred stock may be issued for legitimate financing needs and Atlanta Capital can vote for proposals to issue such preferred stock in those circumstances.

•	Atlanta Capital will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
•	Atlanta Capital will vote against proposals for a separate class of stock with disparate voting rights.
•
Atlanta Capital will consider on a case-by-case basis board-approved proposals regarding changes to a company’s capitalization, however Atlanta Capital will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis).

E. State of Incorporation/Offshore Presence

Under ordinary circumstances, Atlanta Capital will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management’s decision has been approved by a Board of Directors. Atlanta Capital recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-bycase basis to determine whether such actions are in the best interests of the shareholders of the company including Atlanta Capital’s clients.

F.  Environmental/Social Policy Issues

Atlanta Capital believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s Board of Directors. Atlanta Capital recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. Atlanta Capital generally supports management on these types of proposals, though exceptions may be made in certain instances where Atlanta Capital believes a proposal has substantial economic implications. Atlanta Capital expects that the companies in which clients’ assets are invested will act as responsible corporate citizens.

G.  Circumstances Under Which Atlanta Capital Will Abstain From Voting

Atlanta Capital will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to Atlanta Capital. Under certain circumstances, the costs to clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, Atlanta Capital will make a case-by-case determination on whether or not to vote such proxies. In the case of countries that require so-called “share blocking,” Atlanta Capital may also abstain from voting. Atlanta Capital will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client. Finally, Atlanta Capital may be required to abstain from voting on a particular proxy in a situation where a conflict exists between Atlanta Capital and its client. The policy for resolution of such conflicts is described below in Section VII.

VI.  Recordkeeping

Atlanta Capital will maintain records relating to the proxies voted on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of Atlanta Capital’s proxy voting policies and procedures;
•
Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to Atlanta Capital, Atlanta Capital does not need to retain a separate copy of the proxy statement);

•	A record of each vote cast;
•	A copy of any document created by Atlanta Capital that was material to making a decision on how to vote a proxy for a client or that details the basis for such a decision; and
•
Each written client request for proxy voting records and Atlanta Capital’s written response to any client request (whether written or oral) for such records. All records described above will be maintained in an easily accessible place for six years and will be maintained in the offices of Atlanta Capital for two years after they are created.

VII.  Identification and Resolution of Conflicts with Clients

As fiduciary to its clients, Atlanta Capital puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of Atlanta Capital are able to identify potential conflicts of interest, Atlanta Capital will take the following steps:

• •
Quarterly, the Compliance Officer will seek information from the supervisor of each functional unit of Atlanta Capital (marketing, operations, etc.) Each supervisor will be asked to provide a list of significant clients or prospective clients of Atlanta Capital. For example, a supervisor would report the fact that Atlanta Capital was in discussions with a corporate client considering management of the corporation’s pension plan assets.
The Compliance Officer will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he expects to receive or has received proxy statements (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Compliance Officer and members of senior management of Atlanta Capital.

The Compliance Officer and designated members of senior management will then determine if a conflict of interest exists between Atlanta Capital and its client. If they determine that a conflict exists, they will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

•
If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), he will (i) inform the Compliance Officer and designated members of senior management of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

•
If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from:

o	The client, in the case of an individual or corporate client;
o	The Board of Directors, or any committee thereof identified by the Board, in the case of a Fund; or
o	The adviser, in situations where Atlanta Capital acts as a sub-adviser to such adviser.

Atlanta Capital will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client or Board of Directors, as the case may be, fails to instruct the Proxy Administrator on how to vote the proxy, the Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of Atlanta Capital to vote its clients’ proxies would have a material adverse economic impact on Atlanta Capital’s clients’ securities holdings in the Conflicted Company, Atlanta Capital may vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

NEUBERGER BERMAN MANAGEMENT LLC
PROXY VOTING POLICIES

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

3.           In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” information relating to INTECH on page C-2 is deleted and replaced with the following description of Atlanta Capital and Neuberger Berman:

Atlanta Capital Management Company, LLC

The portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio are William R. Hackney, III, CFA, Richard B. England, CFA, and Paul J. Marshall, CFA.

Portfolio Manager Compensation

Atlanta Capital Compensation Structure.  Compensation of Atlanta Capital portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock.  Certain senior executives and investment professionals are eligible to receive profit participation ownership interests in Atlanta Capital based entities.  All employees also receive certain retirement, insurance and other benefits that are broadly available to Atlanta Capital employees.  Compensation of Atlanta Capital investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method used by Atlanta Capital to Determine Compensation.  Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team.  The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups.  Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc.  For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts.  The performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

In addition to the Fund, Mr. Hackney manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	6	$1,332	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	94	$2,042	0	0
*As of December 31, 2009

In addition to the Fund, Mr. England and Mr. Marshall manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	5	$1,256	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	92	$2,040	0	0
*As of December 31, 2009

Neuberger Berman Management LLC

The portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio are Daniel Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher.

Portfolio Manager Compensation

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  Neuberger Berman is also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  The bonus for a Portfolio Manager is determined by using a formula which may or may not contain a discretionary component.  The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan.  The Neuberger Berman Group established the Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation is deemed contingent and vests over a three-year period.  Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants.  Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

In addition to the Fund, Messrs. Rosenblatt, Barker, Fletcher and Fisher manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	1	$229	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts**	649	$10,127	0	0
*As of December 31, 2009
**Other accounts include separate accounts, managed accounts (WRAP) and sub-advised accounts.